SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        MONARCH CASINO & RESORT, INC.
               (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                        if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------
     (5)  Total fee paid:
          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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                          MONARCH CASINO & RESORT, INC.


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             May 26, 2005




To the Stockholders of Monarch Casino & Resort, Inc.:

     The Annual Meeting of Stockholders of Monarch Casino & Resort, Inc. (the "Company") will be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Thursday, May 26, 2005, at 10:00 a.m. local time, for the following purposes:

   1. To elect Bob Farahi, Ben Farahi and Ronald R. Zideck as directors of the Company;

   2. To approve the increase of shares issuable under the Company's Employee Stock Option Plan;

   3. To approve the increase of shares issuable under the Company's Executive Long-Term Incentive Plan; and

   4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 8, 2005 are entitled to notice of, and to vote, at the annual meeting. The stock transfer books will not be closed.

     Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

     A copy of the 2004 Annual Report to Stockholders, including financial statements for the year ended December 31, 2004, is enclosed.




                                               /s/ Ben Farahi
                                               --------------
                                                   BEN FARAHI
                                                    Secretary








                         MONARCH CASINO & RESORT, INC.
                          3800 South Virginia Street
                              Reno, Nevada  89502


                              PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Monarch Casino & Resort, Inc. (the "Company") in connection with the annual meeting of stockholders of the Company to be held at the Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502, on Thursday, May 26, 2005, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

     The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 21, 2005. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Ben Farahi, Secretary, at the Company's principal address at 1175 W. Moana Lane, Suite 200, Reno, Nevada 89509 before the annual meeting, by delivering to the Company a duly executed proxy bearing a later date, by notifying the Company at the annual meeting prior to the commencement of the annual meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the annual meeting, or any adjournment thereof.

     None of the proposals to be voted on at the annual meeting creates a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

     The expenses of making the solicitation will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage firms, custodians, nominees or fiduciaries for forwarding such documents to security owners. These are the only contemplated expenses of solicitation, and they will be paid by the Company.

                              VOTING SECURITIES

     The close of business on April 8, 2005 has been fixed by the Board as the record date for determination of stockholders entitled to vote at the annual meeting. The securities entitled to vote at the annual meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation. The Company's Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 ("Preferred Stock"). None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

     The Board is empowered to issue one or more series of Preferred Stock with such rights, preferences, restrictions, and privileges as may be fixed by the Board, without further action by the Company's stockholders. The issuance of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company. The Preferred Stock does not presently possess general voting rights.



     Following a 2 for 1 split of our common stock effective March 31, 2005, the number of outstanding shares of Common Stock at the close of business on March 31, 2005, was 18,819,116. The number of shares outstanding may change between such date and April 8, 2005, if any currently exercisable options to purchase Common Stock are exercised, if the Company elects to repurchase and cancel any shares in open market or privately negotiated transactions, or if the Company otherwise authorizes the issuance of any shares. The stockholders do not possess the right to cumulate their votes for the election of directors.

                       SECURITY OWNERSHIP OF MANAGEMENT
                      AND CERTAIN OTHER BENEFICIAL OWNERS

     The following is a list of persons who beneficially owned more than 5% of the outstanding Common Stock of the Company and the ownership of all executive officers, directors, director nominees, and executive officers and directors as a group at the close of business on March 31, 2005, according to record ownership listings as of that date, according to the Securities and Exchange Commission Forms 3, 4 and 5 and Schedules 13D and 13G of which the Company has received copies, and according to verifications as of March 31, 2005, which the Company solicited and received from each executive officer and director. Amounts reflect a 2 for 1 stock split effective March 31, 2005:

Title of                                  Amount and Nature         Percent of
Class         Beneficial Owner         of Beneficial Ownership        Class
                                              (1),(2)
--------      ----------------         -----------------------      ----------
Common        Ben Farahi                    3,925,886  (3)             20.9%
               1175 W. Moana Lane,
               Reno, NV 89509
Common        John Farahi                   2,828,558                  15.0%
               1175 W. Moana Lane,
               Reno, NV 89509
Common        Bob Farahi                    2,778,956                  14.8%
               1175 W. Moana Lane,
               Reno, NV 89509
Common        Jila Farahi Trust             1,129,232                   6.0%
               1175 W. Moana Lane,
               Reno, NV 89509
Common        Craig F. Sullivan                12,200  (4)                *
Common        Ronald R. Zideck                 24,400  (5)                *
Common        Charles W. Scharer               12,200  (6)                *
Common        Akre Capital Management, LLC  1,783,680  (7)              9.5%
               2 West Washington Street
               PO Box 998
               Middleburg, VA 20118
Common         Friedman, Billings, Ramsey
                Group, Inc.                 1,031,000  (8)              5.5%
               Eric F. Billings
               Emanuel J. Friedman
                1001 19th Street North
                Arlington, VA 22209

Common         All executive officers and
                Directors as a group
                (6 persons)                 9,582,200                  50.9%
* Less than 1%.

(1) Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
(2) Includes shares issuable upon exercise of options which are exercisable within 60 days of April 8, 2004.



(3) Includes shared voting power for 1,129,232 shares registered under the Jila Farahi
    Trust, of which Mr. Ben Farahi is a trustee.
(4) Includes options to purchase 12,200 shares under the 1993 Directors' Stock Option
    Plan (the "Directors' Plan").
(5) Includes options to purchase 24,400 shares under the Directors' Plan.
(6) Includes options to purchase 12,200 shares under the Directors' Plan.
(7) Akre Capital Management, LLC ("Akre") reported on a Schedule 13G/A dated April 7,
    2005, that it has sole voting and dispositive power with respect to all such shares.  Akre reported on a Schedule 13G/A dated April 7, 2005, that it beneficially owns 1,783,680 shares.
(8) Friedman, Billings, Ramsey Group, Inc., Eric F. Billings and Emanuel J. Friedman
    reported on a Schedule 13G dated February 15, 2005, that they have shared voting and dispositive power with respect to all such shares.  All three parties reported on a Schedule 13G dated February 15, 2005, that they beneficially own 1,031,000 shares.

PROPOSAL 1: ELECTION OF DIRECTORS

     The Board is comprised of six persons. The Bylaws of the Company provide for a board of directors consisting of three to twelve persons who are elected generally for a term of two years. Directors are to serve until their successors are elected and have qualified.

     If the enclosed proxy is duly executed and received in time for the annual meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees Bob Farahi, Ben Farahi and Ronald R. Zideck for terms of office expiring in 2007. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board to replace any such nominee. The Board presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve.

     Any vacancies on the Board which occur during the year will be filled, if at all, by the Board through an appointment of an individual to serve only until the next annual meeting of stockholders.

     The Company, through a wholly owned subsidiary, Golden Road Motor Inn, Inc. ("Golden Road"), owns and operates the Atlantis Casino Resort (the "Atlantis") in Reno, Nevada. Accordingly, the Company, each director who has been required by the Nevada Gaming Authorities (as defined below) to be found suitable, each executive officer, and each controlling person have been "found suitable" by the Nevada State Gaming Control Board and Nevada Gaming Commission (collectively, the "Nevada Gaming Authorities"). Future new members of the Board, if any, may be required to be found suitable in the discretion of the Nevada Gaming Authorities. Should any such new director not be found suitable or should any director later be found not to be suitable by the Nevada Gaming Authorities, that person will not be eligible to continue serving on the Board and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF MESSRS. BOB FARAHI, BEN FARAHI AND RONALD R. ZIDECK TO THE BOARD OF DIRECTORS.

     The following information is furnished with respect to each member of the Board or nominee thereto. Similar information is provided for the Company's executive officers and certain significant employees who are not directors. John Farahi, Bob Farahi and Ben Farahi are brothers. There are no other family relationships between or among any directors, nominees to the Board, or executive officers of the Company. The statements as to beneficial ownership of Common Stock as to each director or nominee to the Board are based upon information furnished by him.

Directors and Nominees
                                   Director
Name                     Age         Since      Position
--------------------     ----      --------     ----------------------------
John Farahi               57         1993       Co-Chairman of the Board,
  (Term expires in                              Chief Executive Officer
   2006)                                        Chief Operating Officer, and
                                                Director

Bob Farahi                54         1993       Co-Chairman of the Board,
  (Nominee for term                             President, and Director
   expiring in 2007)

Ben Farahi                52         1993       Co-Chairman of the Board,
  (Nominee for term                             Chief Financial Officer,
   expiring in 2007)                            Secretary, Treasurer and
                                                Director

Craig F. Sullivan         58         1998       Director
  (Term expires in
   2006)

Ronald R. Zideck          67         2000       Director
  (Nominee for term
   expiring in 2007)

Charles W. Scharer        50         2001       Director
  (Term expires in
   2006)


     JOHN FARAHI has been Co-Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of the Company since its inception, and of Golden Road since June 1993. From 1973 until June 1993, Mr. Farahi was President, Director, and General Manager of Golden Road. Mr. Farahi is a partner in Farahi Investment Company ("FIC") which is engaged in real estate investment and development. Mr. Farahi has served on the Washoe County Airport Authority as a Trustee since July of 1997. Mr. Farahi is a former member of the Nevada Commission on Tourism and has served as a Board Member of the Reno-Sparks Convention and Visitors' Authority. Mr. Farahi holds a political science degree from the California State University, Hayward.

     BOB FARAHI has been Co-Chairman of the Board and President of the Company since its inception, and of Golden Road since 1993. From 1973 until June 1993, Mr. Farahi was Vice President and a Director of Golden Road. Mr. Farahi divides his working time between the Company and the other companies with which he is involved. Mr. Farahi is a partner in FIC. Mr. Farahi holds a biochemistry degree from the University of California at Berkeley.





     BEN FARAHI has been Co-Chairman of the Board, Chief Financial Officer, Secretary, and Treasurer of the Company since its inception, and of Golden Road since June 1993. From 1973 until June 1993, Mr. Farahi was Secretary, Treasurer, and a Director of Golden Road in charge of financial planning and construction for the Company. Mr. Farahi is a partner in FIC. Mr. Farahi is also the managing partner of Maxum LLC, a Nevada limited-liability company, which, as of January 1, 2002, acquired all general partnership interests of Biggest Little Investments L.P. (formerly Resources Accrued Mortgage Investors 2, L.P.), a Delaware limited partnership that invests in first and junior mortgage loans and owns the shopping center adjacent to the Atlantis (see "Certain Relationships and Related Transactions - Other Relationships). Mr. Farahi divides his working time between the Company and the other companies with which he is involved. Mr. Farahi holds a mechanical engineering degree from the University of California at Berkeley and a MBA degree in accounting from the California State University, Hayward.

     CRAIG F. SULLIVAN has been a member of the Board since September 1998. Since March 1998, Mr. Sullivan has been President of Sullivan & Associates, a strategic and financial consulting firm geared to companies in the gaming industry. From April 1995 to March 1998, Mr. Sullivan served as Chief Financial Officer and Treasurer of Primadonna Resorts, Inc., and from February 1990 to April 1995, Mr. Sullivan served as Treasurer of Aztar Corporation.
Mr. Sullivan also served on the Board of New York-New York Hotel & Casino from March 1996 to June 1998. Mr. Sullivan holds a degree in economics from The George Washington University and holds a master's degree in international management from the American Graduate School of International Management.

     RONALD R. ZIDECK has been a member of the Board since March 2000. From August 1981 to August 1997, he was Managing Partner for the Reno office of the national accounting firm of Grant Thornton, LLP and served on that firm's National Executive Committee. He also served as a director at Harveys Casino Resorts from May 1997 to February 1999. He currently serves as Director of Planned Giving for the University of Nevada, Reno. Mr. Zideck is a certified public accountant with a bachelor's degree in business administration from the University of Nevada.

     CHARLES W. SCHARER has been a member of the Board since July 2001. Mr. Scharer ended an eighteen-year career with Harveys Casino Resorts in January 2001, serving as Harveys' Chairman, President and Chief Executive Officer from 1995 until his retirement in January 2001 and as Chief Financial Officer from 1988 to 1995. Mr. Scharer is serving his second term as a commissioner of the Nevada Commission on Tourism, having been appointed by Governor Kenny C. Guinn in November 1999. Mr. Scharer also is a member of the Board of Directors of Barton Healthcare System of South Lake Tahoe, California and is a member of the Board of Advisors of InfomaCorp, LLC, a provider of High Speed Internet Access and related products primarily to the lodging industry. Mr. Scharer, a certified public accountant, graduated from San Jose State University in 1979.

     The Company's Bylaws, as amended, currently provide for a staggered board of directors divided into two categories: Category A consisting of three directors and Category B consisting of three directors. Each director serves two-year terms. A staggered board of directors may have the effect of delaying or preventing a change of control of the Company. Executive officers serve at the pleasure of the Board.



Certain Officers of Subsidiary

     DARLYNE SULLIVAN, age 50, has been the Executive Vice President of Operations of Golden Road since 2004. Since June 1993 until 2004, Mrs. Sullivan was Vice President of Sales and Marketing and Assistant General Manager of Golden Road. Mrs. Sullivan has held positions including Assistant General Manager/Director of Sales and Marketing, Reservations and Sales Manager, Front Desk Manager, Hotel Manager and Assistant Hotel Manager for Golden Road from May 1977 through June 1993.

     RICHARD COOLEY, age 57, has been Vice President of Finance of Golden Road since May 2001. Mr. Cooley was Vice President of Administration of Golden Road from March 2001 through May 2001, and served as Vice President of Operations of Golden Road from July 1995 through March 2001. Mr. Cooley served as Vice President of Finance of Golden Road from June 1993 through July 1995, and served as Controller of Golden Road from March 1993 through March 1994. Mr. Cooley was President and General Manager of the Reno Ramada Hotel Casino from May 1988 to March 1993, and he was Chief Financial Officer and Assistant General Manager from 1981 to 1988. From July 1977 to June 1981, Mr. Cooley was Controller and Co-General Manager of the Shy Clown Casino in Reno. Mr. Cooley has a bachelor's degree in Business Administration from the University of Nevada and is a certified public accountant licensed to practice in Nevada.

     MICHAEL SHAUNNESSY, age 51, has been Vice-President of Administration of Monarch since June 2004. Mr. Shaunnessy served as Executive Vice President and Chief Financial Officer of Full House Resorts, Inc. from 1998 to 2004. From 1995 to 1998 he was Vice President of Finance and Chief Accounting Officer of Primadonna Resorts, Inc. Prior to that he spent over 12 years with Aztar Corporation (1983 to 1995) serving in senior finance positions in New Jersey and Nevada, including the last 7 years as Vice President of Finance at the Las Vegas Tropicana. Mr. Shaunnessy received his Masters in Accountancy from Northern Illinois University.

Committees of the Board

     The Board has certain standing committees including the Audit Committee, the Compensation Committee, the 1993 Executive Long-Term Incentive Plan Committee (the "Incentive Plan Committee"), the 1993 Directors' Stock Option Plan Committee (the "Directors' Plan Committee") and the Operations Committee.

     Because the Company is considered a "Controlled Company" under Nasdaq rules, the Company believes that it is exempt from Nasdaq requirements to have a majority of independent directors and to have director nominees selected by either a majority of independent directors or by a nominating committee consisting solely of independent directors. The Company believes that it is a "Controlled Company" because more than fifty percent (50%) of the Company's voting power is held by the Farahi family, including John Farahi, Bob Farahi, Ben Farahi and the Jila Farahi Trust.

     The Audit Committee, comprised of Craig F. Sullivan and Charles W. Scharer, and chaired by Ronald R. Zideck, met 10 times during the fiscal year ended December 31, 2004. The Audit Committee is comprised exclusively of directors who are not salaried employees and a majority of whom are, in the opinion of the Board, free from any relationship that would interfere with the exercise of independent judgment as a committee member. The Audit Committee's function is to review reports of the auditors to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company's auditors to determine scope of compliance and any deficiencies; to consider selection of independent public accountants; to review and approve certain related party transactions; and to make periodic reports on such matters to the Board. The Audit Committee adopted an Audit Committee Charter on June 14, 2000, and subsequently amended it effective June 7, 2001 and April 9, 2004.

     All members of the Audit Committee are "independent" directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Listings Standard.

     The Company believes that each member of the Audit Committee is a financial expert, as defined by the SEC rules applied pursuant to the Sarbanes-Oxley Act of 2002, and as defined in Regulation S-K, Item 401(h)(2). The relevant experience of such directors is summarized under "Election of Directions - Directors and Nominees" above.

     The Compensation Committee, comprised of Ronald R. Zideck and Charles W. Scharer, and chaired by Craig F. Sullivan, met 2 times during the fiscal year ended December 31, 2004. The Compensation Committee's function is to review and make recommendations to the Board with respect to the salaries and bonuses of the Company's executive officers and to administer the 1993 Employee Stock Option Plan (the "Employee Plan").

     The Incentive Plan Committee, comprised of Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer, met once during the fiscal year ended December 31, 2004. The Incentive Plan Committee's function is to administer the 1993 Executive Long-Term Incentive Plan (the "Incentive Plan"), including determining such matters as the persons to whom awards shall be granted, the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards, interpreting the Incentive Plan and notifying the Board of all decisions concerning awards granted to Incentive Plan participants.

     The Directors' Plan Committee, comprised of John Farahi and Bob Farahi, met once during the fiscal year ended December 31, 2004. Neither John Farahi nor Bob Farahi is eligible to participate in the Directors' Plan. The Directors' Plan Committee consists of not less than 2 directors of the Company selected by, and serving at the pleasure of, the Board and its function is to administer the 1993 Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan Committee has the authority to interpret the Directors' Plan and make all determinations necessary or advisable for its administration.
All decisions of the Directors' Plan Committee are subject to approval by the Board.

     The Operations Committee, comprised of John Farahi, Darlyne Sullivan and Richard Cooley, and chaired by Charles W. Scharer, met once during the fiscal year ended December 31, 2004. The purpose of the Operations Committee is to provide a formal communication link between Golden Road management and the Monarch Board and to facilitate examination of, and feedback regarding, various operational issues.

     The Company does not have a standing Nominating Committee, nor has the Board of Directors adopted a charter addressing the director nomination process. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because the entire Board of Directors can adequately serve the function of considering potential director nominees from time to time as needed.



     The requirements for nomination by a security holder of a person to the Company's Board of Directors are set forth in Article II, Section 16 of the Company's Bylaws and the qualifications for a person to be a director of the Company are set forth in Article II, Section 14 of the Bylaws. Both sections of the Bylaws are set forth below.

     14. Eligibility of Directors. No Director is eligible to continue to serve as a Director of the Corporation who is required under Nevada gaming laws to be found suitable to serve as a director and who is not found suitable or whose finding of suitability is suspended or revoked by Nevada gaming authorities. Such eligibility shall cease immediately following whatever act or event terminates the director's eligibility under the laws and gaming regulations of the State of Nevada.

     16. Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in this Section 16 of Article II shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the Notice procedures set forth in this Section 16 of Article II. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, unless waived by the Board of Directors, no person not already a Director shall be eligible to be elected or to serve as a Director unless such person's notice of nomination shall be received at the principal executive offices of the Corporation at least seventy five
     (75) days before initiation of solicitation to the stockholders for election in the event of an election other than at an Annual Meeting and seventy five (75) days before the corresponding date that had been the record date for the previous year's Annual Meeting or seventy five (75) days before the date of the next Annual Meeting of shareholders announced in the previous year's proxy materials in the event of an election at an Annual Meeting. To be timely, no stockholder's notice shall be received at the principal executive offices of the Corporation more than ninety
     (90) days before the meeting; provided, however, that in the event that less than ninety (90) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of stocks of the Corporation which are beneficially owned by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, and (b) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (vi) the consent of such nominee to serve as Director of the Corporation, if he is so elected; and



     (c) as to the stockholder giving the notice, (i) the name and record address of stockholder, and (ii) the class and number of shares of stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Article II, Section 16. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     The Company did not receive the names of any proposed director candidates submitted by any stockholder by December 31, 2004 for inclusion in this Proxy Statement.

Board Meetings

     The Board held 8 meetings in the fiscal year ended December 31, 2004.
All directors attended at least 75% of the Board of Directors meetings and all committee members attended at least 75% of the meetings for the committees on which they serve during the fiscal year ended December 31, 2004.

Annual Meetings

     The Board of Directors has a policy that requires all directors to attend each Annual Meeting of Stockholders absent exigent circumstances. All six directors attended the 2004 Annual Meeting of Stockholders.

Communication with Directors

     The Company's stockholders may contact directors by going to the Company's web site, www.monarchcasinos.com, selecting "Company Info" and then selecting "Board of Directors/Executive Officers." Each director's and executive officer's email address is set forth and provides a means to contact such person directly.

Compensation of Non-Employee Directors

     From March 2002 until March 2004, annual fees of $30,000 were paid to directors who were not employees of the Company and, as of March 2004, annual fees of $40,000 are paid to directors who are not employees of the Company. Each non-employee director serving as the chairman of a committee of the Board received an additional annual fee of $10,000 for each committee chaired in 2004. Each director may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. Certain non-employee directors have been granted options to purchase Common Stock under the Directors' Plan.

     Existing 1993 Directors' Stock Option Plan. The Directors' Plan is designed to encourage non-employee directors to take a long-term view of the affairs of the Company, to attract and retain superior non-employee directors and to aid in compensating non-employee directors for their services to the Company. The Company's non-employee directors for the year ended December 31, 2004 were Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer.



     An eligible director, upon becoming a member of the Board of Directors, will receive an initial grant to purchase 4,800 shares of Common Stock ("Initial Director Grant"), plus an additional grant to purchase 1,300 shares of Common Stock for each committee chaired. Thereafter, immediately following the close of the annual stockholders' meeting, each eligible director will receive an annual option grant to purchase 4,800 shares of Common Stock ("Annual Director Grant") plus an additional grant to purchase 1,300 shares of Common Stock for each committee chaired for the first five years following election to the Board. The Directors' Plan Committee may also recommend discretionary grants of options on terms deemed appropriate by the Directors' Plan Committee, subject to the approval of the Board.

     The exercise price of all director option grants is 100% of the fair market value of the Common Stock on the date of grant. Initial Director Grants and Annual Director Grants may not be exercised until six months and one day after the date of the grant. All options granted under the Directors' Plan are non-qualified options, the tax treatment of which is determined under
Section 422 of the Internal Revenue Code of 1986, as amended. In 2003, the Company's stockholders approved the extension of grants previously granted under the Directors' Plan from five years to ten years.

     In 2004, Craig F. Sullivan, Ronald R. Zideck and Charles W. Scharer each received an Annual Director Grant of options to purchase 6,100 shares of Common Stock, post stock split, in accordance with the Directors' Plan.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE COMPANY'S EMPLOYEE PLAN

General

     At the annual meeting, the stockholders will be asked to approve an amendment to the Monarch Casino & Resort, Inc. Employee Plan (the "Employee Plan") to increase the number of shares of Common Stock reserved for issuance under the Employee Plan from 300,000 shares to 1,000,000 shares.

     The purpose of the amendment is to ensure that we will continue to have a sufficient reserve of common stock available under the Employee Plan to provide eligible employees of the Company with the opportunity to purchase shares of our Common Stock. The increased number of shares proposed has been adjusted to reflect the March 31, 2005, 2 for 1 stock split.

     The following is a summary of the principal features of the Employee Plan as modified by the proposed amendment. The summary, however, does not purport to be a complete description of all the provisions of the Employee Plan. Unless the context clearly indicates to the contrary, the term of "Employee Option" used herein shall mean a non-statutory stock option and the term "Employee Optionee" shall mean any person holding an Employee Option granted under the Employee Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal executive offices at 1175 West Moana Lane, Suite 200, Reno, Nevada 89502.

     The Company granted options for 422,000 shares of common stock, adjusted for 2 for 1 stock split, under the Employee Plan during the fiscal year ended December 31, 2004.



Administration and Eligibility

     The Employee Plan is administered by the Company's Compensation Committee, consisting of not less than two members of the Board who are not eligible to participate in the Employee Plan and who have not, within one year prior to their appointment to the Compensation Committee, participated in the Employee Plan. The Compensation Committee administers and interprets the Employee Plan and adopts such rules, regulations, agreements, guidelines and instruments of the administration of the Employee Plan as the Compensation Committee deems necessary or advisable. In this regard, the Compensation Committee's powers include the authority to determine the employees to be granted Employee Options under the Employee Plan, the power to determine the size and applicable terms and conditions of grants to be made to such employees, and to authorize grants to eligible employees.

     Employees which are eligible to participate in the Employee Plan are (a) full-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and working at least 30 hours per week; (b) part-time, salaried or hourly, union-represented or unrepresented employees regularly scheduled for and less than 30 hours per week and at least two weeks per month; and (c) all other employees of the Company as determined from time to time by the Compensation Committee. However, no person then eligible to be granted an option under the Incentive Plan (defined below), 1993 Directors' Employee Plan ("Directors' Plan") or any other Company-sponsored Employee Plan may be granted an Employee Option.

Option Price

     Stock options granted under the Employee Plan have an option price equal to the last reported sale price of the Common Stock on the Nasdaq National Market, or such other stock exchange on which the Common Stock may be listed from time to time, on the date of grant, or, if no sale of Common Stock is reported on such date, then on the next preceding day on which there was such a sale.

     Employee Options may be exercised by payment of the option price in full in cash, money order or certified check or, if the Compensation Committee in its discretion agrees to accept, in shares of Common Stock.

Option Exercise and Term

     An Employee Option may be exercised one year after the date of grant unless a longer period is provided in such grant. An Employee Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Employee Optionee, the Employee Option may only be exercised by that Employee Optionee.

     Except in special circumstances, each Employee Option will expire on the tenth anniversary of the date of grant.

Termination of Employee Option

     If the employment of an Employee Optionee terminates, for whatever reason, prior to the date upon which an Employee Option becomes exercisable, that Employee Option will terminate and lapse upon the date employment is terminated.



     If an Employee Optionee ceases to be employed by the Company for a reason other than for cause, or by reason of retirement, disability or death, the Employee Optionee must exercise an Employee Option within the earlier of either the tenth anniversary after the date of grant or the first anniversary of the date employment was terminated. However, such Employee Options, to the extent unexercised, will expire on the date that an Employee Optionee (i) uses for profit or discloses to unauthorized persons, confidential information or trade secrets of the Company; (ii) breaches any contract with or violates any fiduciary obligation to the Company; (iii) engages in unlawful trading in the Company's securities or the securities of another company based on information gained as a result of that Employee Optionee's employment with the Company; or
(iv) violates, as determined by the Compensation Committee, any covenant not to compete in effect between the Company and the Employee Optionee. In the event that an Employee Optionee is terminated for cause, including activities discussed in the preceding sentence, the Employee Optionee forfeits all rights to any unexercised Employee Options granted under the Employee Plan and any outstanding Employee Options then held by the Employee Optionee will automatically terminate and lapse, unless otherwise determined by the Compensation Committee.

Term and Amendment of Plan

     The Employee Plan will terminate on June 13, 2013, except as to Employee Options outstanding on such date. The Compensation Committee may alter, amend, or suspend the Employee Plan or any Employee Option, or may at any time terminate the Employee Plan, except that the Employee Plan may not be modified to increase eligibility to include directors and/or executive officers, who are otherwise eligible to participate in the Incentive Plan and Directors' Plan without the approval of the holders of the majority of the outstanding common stock. Moreover, the Compensation Committee may not, either with or without the approval of the stockholders of the Company, take action which may materially and adversely affect any outstanding Employee Option without the consent of the holder of that option.

     If The Company is acquired by a merger or a sale of all or substantially all of its assets or securities possessing more than 50% of the total combined voting power of its outstanding securities, then the successor entity (or its parent corporation) may assume the Company's obligations under the Employee Plan and the outstanding purchase rights. In the event of such assumption, each purchase right will be appropriately adjusted to preclude any dilution or enlargement of benefits thereunder, and the accumulated payroll deductions will automatically be applied to the purchase of shares of common stock (or such other securities as may then be subject to the purchase rights) on the next scheduled purchase date.

Accounting Treatment

     Under current accounting principles applicable to employee stock option plans qualified under Section 423 of the Internal Revenue Code, the issuance of common stock under the Employee Plan will not result in a compensation expense chargeable against our reported earnings. However, we must disclose, in pro-forma statements to our financial statements, the impact the stock option grants under the Employee Plan would have upon our reported earnings were the value of those purchase rights treated as compensation expense.

     On March 31, 2004, the Financial Accounting Standards Board ("FASB") issued an exposure draft of its Proposed Statement of Financial Accounting Standards for Share-Based Payments (the "Exposure Draft") which, if approved by FASB without change, will substantially change the accounting treatment for the Employee Plan beginning in calendar year 2005. Pursuant to the Exposure Draft, the fair value of each stock option which is granted or vests under the Employee Plan on or after January 1, 2005 will be charged as a direct compensation expense to our reported earnings over the offering period to which that purchase right pertains. The fair value of each stock option will be determined as of its grant date.

Vote Required and Recommendation of the Company Board of Directors

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote this proposal is required for approval of the amendment to the Employee Plan. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the outcome of this vote.

     The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders. Should stockholder approval not be obtained, then the proposed increase of 700,000 shares to the number of shares reserved for issuance under the Employee Plan will not be implemented, no stock options will be granted on the basis of such increase. However, the Employee Plan as in effect prior to the share increase which is the subject of this proposal will continue to remain in effect, and stock purchases will continue to be made pursuant to the provisions of the Employee Plan until the Employee Plan terminates or the available reserve of 300,000 shares is exhausted.

     The Board believes that it is in our best interests to continue providing our employees with the opportunity to acquire an ownership interest in us through their participation in the Employee Plan and thereby encourage them to remain in our employ and more closely align their interests with those of our stockholders. Therefore, the Board unanimously recommends a vote "FOR" approval of the amendment to the Employee Plan.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE COMPANY'S EXECUTIVE LONG-TERM INCENTIVE PLAN

General

     At the annual meeting, the stockholders will be asked to approve an amendment to the Monarch Casino & Resort, Inc. Executive Long-Term Incentive Plan (the "Incentive Plan") to increase the number of shares of common stock reserved for issuance under the Incentive Plan from 350,000 shares to 1,000,000 shares.

     The purpose of the amendment is to ensure that we will continue to have a sufficient reserve of Common Stock available under the Incentive Plan to provide eligible employees of the Company with the opportunity to purchase shares of our Common Stock. The increased number of shares proposed has been adjusted to reflect the March 31, 2005, 2 for 1 stock split.

     The following is a summary of the principal features of the Incentive Plan as modified by the proposed amendment. The summary, however, does not purport to be a complete description of all the provisions of the Incentive Plan. Unless the context clearly indicates to the contrary, the term of "Option" used herein shall mean either an incentive stock option ("ISO") or non-qualified stock option, and the term "Optionee" shall mean any person holding an Option granted under the Incentive Plan. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to our Corporate Secretary at our principal executive offices at 1175 West Moana Lane, Suite 200, Reno, Nevada 89503.

Administration and Eligibility

     The Incentive Plan is administered by the Company's Incentive Plan Committee, consisting of not less than two nonemployee directors of the Company selected by, and serving at, the pleasure of the Company's Board. Directors who are also employees of the Company or any of its subsidiaries, or who have been such employees within one year, may not serve on the Incentive Plan Committee. Based upon the recommendations from the Company and its operating subsidiaries, the Incentive Plan Committee recommends to the Board the persons to whom awards shall be granted ("Participants"), the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards. The Incentive Plan Committee also interprets the Incentive Plan and makes recommendations for its administration. Only employees who serve in the positions of Chief Executive Officer, Chief Financial Officer, Corporate President, Corporate Secretary and Corporate Treasurer are eligible for selection as Participants in the Incentive Plan. An ISO may not be issued to a person who, at the time of grant, is not an employee of the Company.

     The Company granted options for 400,000 shares of Common Stock, adjusted for 2 for 1 stock split, under the Incentive Plan during the fiscal year ended December 31, 2004.

Option Price

     Stock options granted under the Incentive Plan have an option price equal to the last reported sale price of the Common Stock on the date of grant on the Nasdaq National Market, or such other stock exchange on which the Common Stock may be listed from time to time. The option price per share for ISOs shall be an amount equal to the price of the Common Stock under option, as determined above, unless the proposed option recipient, at the time of grant, owns (within the meaning of Section 422(b)(6) of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Monarch or any subsidiary of Monarch. In such case, the purchase price of the shares covered by such ISO shall not be less than 110% of the fair market value per share of the Common Stock on the ISO is granted.

     Options may be exercised by payment of the option price in full (i) in cash, (ii) in Common Stock, including Common Stock underlying the Option being exercised, having a fair market value equal to such Option price, or (iii) a combination of cash and Common Stock, including the Common Stock underlying the Option being exercised.

Option Term

     An Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option may only be exercised by that Optionee. Except in special circumstances, each Option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Incentive Plan Committee. The Incentive Plan Committee may include in any Option instrument, initially or by amendment at any time, a provision making any installment exercisable at such earlier date, if the Incentive Plan Committee deems such provision to be in the interest of the Company or its subsidiaries, or necessary to realize the reasonable expectation of the Optionee.

Restricted Share Awards

     Under the Incentive Plan, the Incentive Plan Committee may also award Participants restricted shares of Common Stock. Under the Incentive Plan, all restricted shares will be forfeited to the Company or the applicable operating subsidiary if a Participant fails to be continuously employed with the Company or any of its subsidiaries during the restriction.

Term and Amendment of Plan

     The Incentive Plan shall expire on June 13, 2013, except with respect to Options and restricted shares outstanding on that date. The Board may terminate or amend the Incentive Plan in any respect, at any time; provided, however, without the approval of the holders of a majority of the outstanding Common Stock the total number of shares that may be sold, issued, or transferred under the Incentive Plan may not be increased (except for proportional adjustment for stock dividend or split, recapitalization, merger, consolidation, spin-off, or other similar corporate changes); the eligibility requirements for participation may not be modified; the exercise price of an Option cannot be reduced; and the termination date of the Incentive Plan may not be extended.

Accounting Treatment

     Under current accounting principles applicable to employee stock option plans qualified under Section 423 of the Internal Revenue Code, the issuance of common stock under the Incentive Plan will not result in a compensation expense chargeable against our reported earnings. However, we must disclose, in pro-forma statements to our financial statements, the impact the stock option grants under the Incentive Plan would have upon our reported earnings were the value of those purchase rights treated as compensation expense.

     On March 31, 2004, the Financial Accounting Standards Board ("FASB") issued an exposure draft of its Proposed Statement of Financial Accounting Standards for Share-Based Payments (the "Exposure Draft") which, if approved by FASB without change, will substantially change the accounting treatment for the Incentive Plan beginning in calendar year 2005. Pursuant to the Exposure Draft, the fair value of each stock option which is granted or vests under the Incentive Plan on or after January 1, 2005 will be charged as a direct compensation expense to our reported earnings over the offering period to which that purchase right pertains. The fair value of each stock option will be determined as of its grant date.

Vote Required and Recommendation of the Company Board of Directors

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote this proposal is required for approval of the amendment to the Incentive Plan Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Broker non-votes will have no effect on the outcome of this vote.



     The approval of this proposal is not a condition to the approval of any other proposals submitted to the stockholders. Should stockholder approval not be obtained, then the proposed increase of 650,000 shares to the number of shares reserved for issuance under the Incentive Plan will not be implemented, no stock options will be granted on the basis of such increase,. However, the Incentive Plan as in effect prior to the share increase which is the subject of this Proposal will continue to remain in effect, and stock purchases will continue to be made pursuant to the provisions of the Incentive Plan until the Incentive Plan terminates or the available reserve of 350,000 shares is exhausted.

     The Board believes that it is in our best interests to continue providing our employees with the opportunity to acquire an ownership interest in us through their participation in the Incentive Plan and thereby encourage them to remain in our employ and more closely align their interests with those of our stockholders. Therefore, the Board unanimously recommends a vote "FOR" approval of the amendment to the Incentive Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

                                 Annual Compensation            Awards
                              --------------------------    --------------
                                                            Securities
Name and                                                    Underlying        All Other
Principal Positions           Year  Salary($)   Bonus($)    Options/SARs(#)   Compensation($)(1)
-------------------           ----  ---------   --------    ---------------   ------------------
John Farahi, Co-Chairman      2004   386,155    200,000     200,000            -
of the Board and              2003   337,232    150,000      -                52,357
Chief Executive Officer       2002   280,000     75,000      -                 -

Bob Farahi, Co-Chairman       2004   226,155     50,000     100,000           12,118
of the Board and              2003   182,770     75,000      -                17,588
President                     2002   240,000     75,000      -                 2,852

Ben Farahi, Co-Chairman       2004   226,155    100,000     100,000            2,034
of the Board, Chief Financial 2003   182,770     75,000      -                10,930
Officer, Secretary and        2002   240,000     75,000      -                12,884
Treasurer

Darlyne Sullivan, Executive   2004   173,371     36,000     100,000              667
Vice-President - Operations   2003   176,793     35,000      -                   529
and Assistant General         2002   145,385     30,000      -                   439
Manager of Golden Road

Richard Cooley                2004   165,092     36,000      60,000            1,031
Vice-President - Finance      2003   142,220     35,000      -                   936
of Golden Road                2002   145,770     30,000      -                   877


(1)  Amounts for John Farahi, Bob Farahi and Ben Farahi represent the lease value of automobiles paid for by the Company, except the 2003 amount for John Farahi which represents a purchased automobile.  Amounts for Richard Cooley and Darlyne Sullivan represent the Company's contribution to 401(k) plans.

Option Grants in 2004

     During the fiscal year ended December 31, 2004, the Company awarded the following stock options, adjusted for the March 31, 2005, 2 for 1 stock split, to its executive officers:



                             Percentage                                   Potential Realizable
                              of Total                                        Value Assuming
                  Number      Options                                  -------------------------
                    of        Granted
                  Options      During        Exercise    Expiration     5% Annual     10% Annual
Name              Awarded       2004           Price        Date        Increase       Increase
----------------  --------   -----------    ----------   ----------    -----------    ----------
John Farahi       200,000       24.3%         $11.69     10/21/2014     $1,470,000    $3,726,000
Bob Farahi        100,000       12.2%         $11.69     10/21/2014        735,000     1,863,000
Ben Farahi        100,000       12.2%         $11.69     10/21/2014        735,000     1,863,000
Darlyne Sullivan  100,000       12.2%         $11.69     10/21/2014        735,000     1,863,000
Richard Cooley     60,000        7.3%         $11.69     10/21/2014        441,000     1,117,800

Aggregated Option Exercises in 2004 and Fiscal Year-End Option Values (adjusted for 2 for 1 stock split)

                                           Number of Securities
                                           underlying unexercised       Value of unexercised
                 Shares                     options at fiscal           in-the-money options
               acquired on    Value             year end(#)             at fiscal year-end($)
Name           exercise(#)  realized($)  Exercisable / Unexercisable  Exercisable / Unexercisable
-------------  -----------  -----------  ---------------------------  ---------------------------
John Farahi          -       $      -           -    /  200,000        $      -   / $1,718,000
Bob Farahi           -              -           -    /  100,000               -   /    859,000
Ben Farahi           -              -           -    /  100,000               -   /    859,000
Darlyne Sullivan     -              -           -    /  100,000               -   /    859,000
Richard Cooley     54,400       357,055         -    /   60,000               -   /    515,400

(1) Represents the difference between the last reported sale price (adjusted for stock split) of the Common Stock reported on The Nasdaq Stock Market on December 31, 2004, and the exercise price of the options.

Committee Reports

     Notwithstanding any statement to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and the Stock Performance Chart presented shall not be incorporated by reference into any such filings.

           Compensation Committee Report on Executive Compensation

April 9, 2005

     The Compensation Committee (the "Committee"), which is composed entirely of directors who have never served as executive officers of the Company, determines and administers the compensation of the Company's executive officers.

     Compensation Philosophy. The Committee seeks to compensate the Company's executive officers in such a fashion that will attract and retain individuals who are responsible for the management, growth, and success of the Company. The Committee believes that executive compensation should be designed to reward those individuals for their services to the Company and encourage them to continue in its employ. The Committee's actions related to compensation of the Company's executive officers are submitted to the full Board of Directors for ratification and approval.

     The Committee believes that the Company's overall financial performance is an important factor in the compensation of the Company's executive officers and, therefore, applies a quantitative formula in making compensation decisions related to some bonus plans. The Committee also recognizes qualitative factors such as successful supervision of the Company's operations, development of corporate projects, promotion of the Company's corporate image, and participation in industry and community activities.

     The Committee also evaluates the total compensation of the Company's executive officers in light of the compensation practices and relative corporate financial performance of other companies in the gaming industry similar to the Company in terms of asset size and target market. The Committee's goal is that the base salaries for the Chief Executive Officer and other executive officers should be established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are reviewed annually and are warranted to reflect sustained individual officer performance. The Chief Executive Officer and other executive officers are also eligible to receive incentive compensation in the form of stock options under the Incentive Plan (see "Option Grants in 2004" table above").

     Chief Executive Officer Compensation. Following the recommendation of the Compensation Committee, the Board established the Chief Executive Officer's salary at $400,000 for 2004. In determining the Chief Executive Officer's salary, the Compensation Committee considered (a) the Chief Executive Officer's record of leadership and service to the Company over the past three years, (b) the growth of the Company during the same period, (c) the Chief Executive Officer's pivotal role in overseeing the day-to-day operations of the Company, (d) the Company's performance over the same period in relation to its competitors in a very competitive environment, and (e) the Chief Executive Officer's civic leadership in the Reno area.

                                    COMPENSATION COMMITTEE

                                    By: Craig F. Sullivan, Chairman
                                        Ronald R. Zideck, Member
                                        Charles W. Scharer, Member





                            Audit Committee Report

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

April 9, 2005

To the Board of Directors of Monarch Casino & Resort, Inc.:

     Our role is to assist the Board of Directors in its oversight of the Company's financial reporting process. As set forth in our charter, the Company's management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2004.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

                                   By:  Ronald R. Zideck, Chairman
                                        Craig F. Sullivan, Member
                                        Charles W. Scharer, Member



Stock Performance Chart

     The following chart reflects the cumulative total return (change in stock price plus reinvested dividends) of a $100 investment in the Company's Common Stock for the five year period from January 1, 2000, through December 31, 2004, in comparison to the Standard & Poor's 500 Composite Stock Index and an industry peer group index. The comparisons are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

                        MONARCH CASINO & RESORT, INC.
                                           TOTAL RETURN
                             JANUARY 1, 1999 - DECEMBER 31, 2003

                                  Base
                                 Period
                                12/31/99  12/31/00  12/31/01
                                --------  --------  --------
Monarch Casino & Resort, Inc.     100       90.48    152.38
S&P 500 Index                     100       90.90     80.09
Self Determined Peer Group (1)    100      110.67    143.44

                                12/31/02  12/31/03  12/31/04
                                --------  --------  --------
Monarch Casino & Resort, Inc.    261.52    212.38    772.38
S&P 500 Index                     62.39     80.29     89.03
Self Determined Peer Group (1)   158.03    222.85    323.35

(1)  The companies included in the peer group are as follows: Alliance
     Gaming Corp.; Archon Corp.; Argosy Gaming Corp.; Aztar Corp.; Black Hawk Gaming & Development Company, Inc.; Harrah's Entertainment, Inc.; Hollywood Casino Corporation-Cl. A; Mandalay Resort Group (Formerly Circus Circus Enterprise, Inc.); President Casinos, Inc.; Sands Regent; Station Casinos, Inc.; and Winwin Gaming, Inc.

Note: For the companies that have been acquired, the peer line on the graph includes the acquired company's performance up to the acquisition date, and the acquiring company's performance since the acquisition date.



                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Guarantee Fees

     The Company's Compensation Committee approved the payment of a guarantee fee of two percent of the average outstanding guaranteed debt as compensation for bank debt personal guarantees granted for the benefit of the Company by John Farahi, Bob Farahi and Ben Farahi. These guarantee fees were no longer required following the refinancing of the Company's reducing revolving credit facility in February 2004. For the year ended December 31, 2004, the Company paid approximately $136,000 in guarantee fees to these persons.

Other Relationships

     The three principal stockholders of the Company, through their affiliates, directly or indirectly control the ownership and management of a shopping center directly adjacent to the Atlantis (the "Shopping Center").
The shopping center occupies 18.7 acres and consists of 213,000 square feet of retail space. The Company currently rents approximately 7,700 square feet in the shopping center and pays rent of approximately $67,200 per year plus common area expenses.

     In 2004, the Shopping Center constructed of a new driveway that is being shared between the Atlantis and the Shopping Center. As part of this project, the Company has leased a 37,368 square-foot corner section of the Shopping Center for a minimum lease term of 15 years at a monthly rent of $25,000, subject to increase every 60 months based on the Consumer Price Index. The Company also uses part of the common area of the Shopping Center and pays its proportional share of the common area expense of the Shopping Center. The Company has the option to renew the lease for 3 five-year terms, and at the end of the extension period, the Company has the option to purchase the leased section of the Shopping Center at a price to be determined based on an MAI Appraisal. The leased space is being used by the Company for pedestrian and vehicle access to the Atlantis, and the Company has use of a portion of the parking spaces at the Shopping Center. The total cost of the project was $2.0 million; we were responsible for two thirds of the total cost, or $1.35 million. The project was completed, the driveway was put into use and we began paying rent on September 30, 2004.

     In 2003, the Company entered into an option agreement with an affiliate of its controlling stockholders to purchase property in South Reno for development of a new hotel casino. Commencement of any development of the property will require completion of property due diligence and receipt of numerous approvals, including master plan changes and zone changes, neither of which can be assured. Through the current property owner, the Company has filed an application with the City of Reno for master plan change and zone change for 13 acres of the property. On January 20, 2005, the City of Reno Planning Commission approved our application for zoning change on the property. The Reno City Council and regional governing authorities must next approve the application.

     The Company is currently leasing billboard advertising space from affiliates of its controlling stockholders for a total annual cost of $53,000 in 2004 and $54,000 in 2003. There were no billboard advertising costs in 2002.

     The Company is currently renting office and storage space from a company affiliated with Monarch's controlling stockholders and paid annual rent of approximately $27,900 for these spaces for each of the years 2004, 2003 and 2002.

Indemnification of Directors and Officers

     Section 78.751 of Chapter 78 of the Nevada Revised Statutes ("NRS"),
Article IX of the Company's Articles of Incorporation, and Article VII of the Company's Bylaws contain provisions for indemnification of officers and directors of the Company. The Articles of Incorporation require the Company to indemnify such persons to the full extent permitted by Nevada law. Each person will be indemnified in any proceeding provided that such person's acts or omissions did not involve intentional misconduct, fraud or knowing violation of law, or the payment of dividends in violation of NRS 78.300. Indemnification would cover expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement

     The Company's Articles of Incorporation also provide that the Board may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not the corporation would have the power to indemnify such person.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

Audit Committee Review

     The Company requires that the Audit Committee of the Board review and approve related party transactions.


                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Company's independent registered public accounting firm, Ernst & Young LLP, have audited the Company's financial statements for the fiscal year ended December 31, 2004. Ernst & Young LLP is expected to have a representative present at the annual meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

     The Audit Committee has not yet formally engaged an independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2005. In the event the Audit Committee selects a firm other than Ernst & Young LLP prior to the 2005 Annual Meeting, a representative of that firm will be invited to the stockholders' meeting.

                            AUDIT AND RELATED FEES

     Audit Fees. The aggregate fees billed by the Company's principal accountant for the audit of the Company's annual financial statement and review of financial statements included in the Company's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $88,000 for the year ended December 31, 2004 and $76,000 for the year ended December 31, 2003.

     Audit Related Fees. The aggregate fees billed for assurance and related services by the Company's principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements not included under "Audit Fees" above were $0 for the year ended December
31, 2004 and $0 for the year ended December 31, 2003.

     Tax Fees. The aggregate fees billed for professional services rendered by the Company's principal accountant for the compilation, tax advice and tax planning were $12,000 for the year ended December 31, 2004 and $12,000 for the year ended December 31, 2003. For 2004 and 2003, these services consisted of the preparation of the Company's federal corporate tax return.

     All Other Fees. There were no other fees billed by the Company's principal accountants for the years ended December 31, 2004 and 2003.

Audit Committee Pre-Approval Policies and Procedures

     As required by the Audit Committee Charter, as revised on April 9, 2004, all services proposed to be provided by outside independent auditors must be approved in advance by the Audit Committee.

     There were no non-audit services performed by the independent registered public accounting firm in 2004 and 2003.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and stockholders holding more than 10% of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 2004 all reports as required under Section 16(a) filing requirements were filed as required.

                                CODE OF ETHICS

     The Company adopted a Business Ethics Policy and Code of Conduct (Code of Ethics), a copy of which may be reviewed on the Company's website, www.monarchcasino.com.

                              VOTING PROCEDURES

     A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of the nominees to the Board is sufficient to approve the election of the nominees to the Board. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person, or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" a matter presented. Neither the Company's Articles of Incorporation, Bylaws, or Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

     The Company will appoint three inspectors of election to: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.


                      2006 ANNUAL MEETING OF STOCKHOLDERS

     The next annual meeting of stockholders will be held on or about June 7, 2006. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company. Such proposal must be received no later than December 21, 2005. Unless a stockholder proposal for the Company's 2006 Annual Meeting of Stockholders is submitted to the Company prior to March 10, 2006, management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.

                                OTHER BUSINESS

     The Board does not know of any other business which will be presented for action by the stockholders at this annual meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the annual meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board and will use their discretion and vote all proxies in accordance with their judgment.




     The Company's 2004 Annual Report to Stockholders, including financial statements for the year ended December 31, 2004, accompanies these proxy materials, which are being mailed on or about April 21, 2005, to all stockholders of record of the Company as of April 8, 2005.



                                               /s/ Ben Farahi
                                               --------------
                                                   BEN FARAHI
                                                   Secretary







OUR ANNUAL REPORT ON SEC FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE 12 MONTHS ENDED DECEMBER 31, 2004, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO MONARCH CASINO & RESORT, INC. AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF OUR SECURITIES AS OF APRIL 8, 2005.


REQUESTS SHOULD BE ADDRESSED TO:

Monarch Casino & Resort, Inc.
Attention:  Ben Farahi, Secretary
1175 W. Moana Lane, Suite 200
Reno, Nevada 89509